UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2022

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Shareholders (the “Special Meeting”) held on November 9, 2022, the shareholders of Fortress Transportation and Infrastructure Investors LLC (the “Company”) voted on the matters described below.

1.
The Company’s shareholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of August 12, 2022, by and among the Company, FTAI Finance Holdco Ltd. (to be known as FTAI Aviation Ltd. following the Holdco Merger (as defined in the proxy statement/prospectus)) (“FTAI Aviation”), and FTAI Aviation Merger Sub LLC (“Merger Sub”) which, among other things, provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger and becoming a wholly-owned subsidiary of FTAI Aviation. The numbers of shares that voted for, against and abstained from voting for or against the adoption of the Merger Agreement are summarized in the table below.

Votes For	Votes Against	Abstentions
56,336,966	43,259	101,394

2.
The Company’s shareholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated count at the time of the Special Meeting, FTAI is not authorized to consummate the merger (the “Adjournment Proposal”). The numbers of shares that voted for, against and abstained from voting for or against the Adjournment Proposal are summarized in the table below.

Votes For	Votes Against	Abstentions
56,095,098	266,566	119,955

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

	By:	/s/ Eun Nam
	Name:	Eun Nam
	Title:	Chief Financial Officer and Chief Accounting Officer
Date: November 9, 2022